SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              --------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                            February 10, 1998
             ------------------------------------------------
             Date of Report (Date of earliest event reported)


                          BENEFICIAL CORPORATION
            -------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


             Delaware                    1-1177              51-0003820
    ----------------------------    ----------------    -------------------
    (State or other jurisdiction    (Commission File      (IRS Employer
         of Incorporation)                Number)       Identification No.)


    One Christina Centre, 301 North Walnut Street
             Wilmington, Delaware                                19801
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       (Address of Principal Executive Offices)                (Zip Code)


                              (302) 425-2500
            --------------------------------------------------
            Registrant's telephone number, including area code


                              Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



 Item 7.      Financial Statements and Exhibits.

 (c)          Exhibits.
              --------
 1.1 Terms Agreement, dated February 10, 1998 between the Registrant and UBS Securities LLC with Union Bank of Switzerland, London branch joining solely for purposes of the assignment of the Call Option.

 4.1          Form of Fixed Rate Medium-Term Note, Series I (Global).





                                SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated:  February 24, 1998


                                      BENEFICIAL CORPORATION


                                      By: /s/ Samuel F. McMillan
                                         --------------------------------
                                         Name:  Samuel F. McMillan
                                         Title: Senior Vice President and
                                                  Treasurer





                              EXHIBIT INDEX


 Exhibit No.      Description
 -----------      -----------
     1.1          Terms Agreement, dated February 10, 1998 between the
                  Registrant and UBS Securities LLC with Union Bank of
                  Switzerland, London branch joining solely for purposes of the assignment of the Call Option.

     4.1          Form of Fixed Rate Medium-Term Note, Series I (Global).